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                                                                   EXHIBIT 23(a)








               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
ALLIED Group, Inc.:


We consent to the use of our reports incorporated herein by reference.



                                                 /s/ KPMG Peat Marwick LLP

                                                     KPMG Peat Marwick LLP

Des Moines, Iowa
December 12, 1995